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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) May 3, 2001

                               TRUSERV CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                  2-20910                               36-2099896
          (Commission File Number)          (I.R.S. Employer Identification No.)

8600 West Bryn Mawr Avenue, Chicago, Illinois                   60631-3505
  (Address of Principal Executive Offices)                      (Zip Code)

                                  773-695-5000
              (Registrant's Telephone Number, Including Area Code)




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Item 5.  Preliminary Unaudited Financial Statements

Attached hereto as Exhibit 99.A are the preliminary unaudited consolidated financial statements of the company for the fiscal year ended December 31, 2000. Also, attached hereto as Exhibit 99.B and 99.C are two letters from the company to its members and vendors, respectively, both dated April 30, 2001.

Item 7.  Financial Statements and Exhibits

Exhibit Index

99.A Preliminary Unaudited Consolidated Financial Statements of TruServ Corporation

99.B   Form of Letter to Members

99.C   Form of Letter to Vendors




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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TRUSERV CORPORATION
                                 (Registrant)

Date: May 3, 2001                By /s/ Donald Hoye
                                 ---------------------
                                 Name: Donald Hoye
                                 Title: President and Chief Executive Officer